                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated December 18, 1998, except as to Note 16 which is as of April 28, 1999, relating to the financial statements of Seminis, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
    PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
April 28, 1999